Exhibit 99.1
athenahealth, Inc. Reports First Quarter Fiscal Year 2011 Results
■	28% Revenue Growth Over First Quarter of 2010

■	GAAP Net Income of $3.3 Million, or $0.09 Per Diluted Share

■	Non-GAAP Adjusted Net Income of $5.9 Million, or $0.17 Per Diluted Share
WATERTOWN, MA — April 28, 2011 - athenahealth, Inc. (Nasdaq: ATHN), (the “Company”), a leading provider of Internet-based business services for physician practices, today announced financial and operational results for the first quarter of fiscal year 2011. The Company will conduct a conference call tomorrow, Friday, April 29, 2011, at 8:00 a.m. Eastern Time to discuss these results and management’s outlook for future financial and operational performance.
Total revenue for the three months ended March 31, 2011, was $69.9 million, compared to $54.5 million in the same period last year, an increase of 28%.
“I am thrilled with our performance in Q1, our 45th consecutive quarter of revenue growth. Demand for the cloud-based services that athenahealth has championed since inception is growing as the business of health care becomes more complex,” said Jonathan Bush, the Company’s Chairman, President, and Chief Executive Officer. “Whether our clients must demonstrate meaningful use, develop an accountable care organization or adopt new billing requirements like ANSI 5010 and ICD-10, they can depend on athenahealth to morph in support of changing market dynamics.”
For the three months ended March 31, 2011, non-GAAP Adjusted EBITDA grew to $13.4 million, or 19% of total revenue, from non-GAAP Adjusted EBITDA of $6.4 million, or 12% of total revenue, in the same period last year. For the three months ended March 31, 2011, GAAP net income was $3.3 million, or $0.09 per diluted share, and non-GAAP Adjusted Net Income was $5.9 million, or $0.17 per diluted share.
“athenahealth is pursuing a vast market opportunity that demands aggressive investments in growth and innovation,” said Tim Adams, the Company’s Chief Financial Officer. “We believe the operating leverage inherent in our cloud-based services model will enable us to invest in building long-term shareholder value during 2011 while increasing profitability.”
Key metrics and milestones in the first quarter of fiscal year 2011 included the following:
•	$1.6 billion in collections posted to client accounts in the first quarter of 2011, compared to $1.3 billion in the same quarter of 2010

•	41.0 average client Days in Accounts Receivable (DAR) in the first quarter of 2011, compared to 40.0 average Client DAR in the same quarter of 2010

•	27,944 active medical providers using athenaCollector® at March 31, 2011, 19,778 of whom were physicians, compared to 23,978 providers and 16,369 physicians at March 31, 2010

•	4,161 active medical providers using athenaClinicals® at March 31, 2011, 2,910 of whom were physicians, compared to 1,867 providers and 1,275 physicians at March 31, 2010

•	1,564 active medical providers using athenaCommunicator® at March 31, 2011, 934 of whom were physicians, compared to 513 providers and 348 physicians at March 31, 2010
As of March 31, 2011, the Company had cash, cash equivalents, short and long-term investments of $125.7 million and short- and long-term debt and capital lease obligations of $8.4 million.
Use of Non-GAAP Financial Measures
In the Company’s earnings releases, conference calls, slide presentations, or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the condensed consolidated financial statements. The Company’s earnings press releases containing such non-GAAP reconciliations can be found on the Investors section of the Company’s web site at http://www.athenahealth.com.
Conference Call Information
To participate in the Company’s live conference call and webcast, please dial (800) 446-2782, or (847) 413-3235 for international calls, using conference code No. 29497876, or visit the Investors section of the Company’s web site: www.athenahealth.com. A replay will be available for one week following the conference call at (888) 843-7419, or (630) 652-3042 for international calls, using conference code No. 29497876. A webcast replay will also be archived on the Company’s website.
About athenahealth
athenahealth, Inc. is a leading provider of cloud-based business services for physician practices. athenahealth’s service offerings are based on proprietary web-native practice management and electronic health record (EHR) software, a continuously updated payer knowledge-base, integrated back-office service operations, and automated and live patient communication services. For more information, please visit www.athenahealth.com or call (888) 652-8200.
Forward-Looking Statements
This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting management’s expectations for future financial and operational performance and operating expenditures, expected growth and business outlook, the benefits of the Company’s current service offerings, and statements found under the Company’s Reconciliation of Non-GAAP Financial Measures section of this release. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: the Company’s fluctuating operating results; the Company’s variable sales and implementation cycles, which may result in fluctuations in its quarterly results; risks associated with its expectations regarding its ability to maintain profitability; the impact of increased sales and marketing expenditures, including whether increased expansion in revenues is attained and whether impact on margins and profitability is longer term than expected; changes in tax rates or exposure to additional tax liabilities; the highly competitive industry in which the Company operates and the relative immaturity of the market for its service offerings; and the evolving and complex governmental and regulatory compliance environment in which the Company and its clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in its public filings with the Securities and Exchange Commission, available on the Investors section of the Company’s website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.
Contacts:
Jennifer Heizer (Investors)
Director, Investor Relations
athenahealth, Inc.
(617) 402-1322
investorrelations@athenahealth.com
John Hallock (Media)
Director, Corporate Communications
athenahealth, Inc.
(617) 402-1428
media@athenahealth.com

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except per share amounts)

	March 31,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$45,582	$35,944
Short-term investments	57,152	80,231
Accounts receivable — net	42,714	36,870
Deferred tax assets	4,347	3,856
Prepaid expenses and other current assets	8,327	6,749

Total current assets	158,122	163,650
Property and equipment — net	31,423	31,899
Restricted cash	5,804	8,691
Software development costs — net	4,225	3,642
Purchased intangibles — net	12,191	12,651
Goodwill	22,450	22,450
Deferred tax assets	10,332	10,959
Investments and other assets	24,510	7,228

Total assets	$269,057	$261,170

Liabilities & Stockholders’ Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$2,666	$2,909
Accounts payable	2,648	559
Accrued compensation	12,585	19,178
Accrued expenses	10,404	10,981
Current portion of deferred revenue	5,364	4,978
Interest rate derivative liability	425	490
Current portion of deferred rent	1,522	1,497

Total current liabilities	35,614	40,592
Deferred rent, net of current portion	5,583	5,960
Deferred revenue, net of current portion	38,006	35,661
Other long-term liabilities	1,821	1,897
Debt and capital lease obligations, net of current portion	5,757	6,307

Total liabilities	86,781	90,417

Stockholders’ equity:
Preferred stock, $0.01 par value: 5,000 shares authorized; no shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	—	—
Common stock, $0.01 par value: 125,000 shares authorized; 36,106 shares issued, and 34,828 shares outstanding at March 31, 2011; 35,808 shares issued and 34,530 shares outstanding at December 31, 2010	361	358
Additional paid-in capital	208,586	200,339
Treasury stock, at cost, 1,278 shares	(1,200)	(1,200)
Accumulated other comprehensive income	50	28
Accumulated deficit	(25,521)	(28,772)

Total stockholders’ equity	182,276	170,753

Total liabilities and stockholders’ equity	$269,057	$261,170

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
Revenue:
Business services	$67,486	$52,565
Implementation and other	2,444	1,912

Total revenue	69,930	54,477

Expense:
Direct operating	27,270	23,519
Selling and marketing	16,941	12,060
Research and development	5,079	4,074
General and administrative	11,719	11,677
Depreciation and amortization	3,398	2,420

Total expense	64,407	53,750

Operating income	5,523	727

Other income (expense):
Interest income	107	78
Interest expense	(177)	(217)
Gain (loss) on interest rate derivative contract	65	(60)
Other income	38	30

Total other income (expense)	33	(169)

Income before income taxes	5,556	558
Income tax provision	(2,305)	(281)

Net income	$3,251	$277

Net income per share — Basic	$0.09	$0.01

Net income per share — Diluted	$0.09	$0.01

Weighted average shares used in computing net income per share
Basic	34,678	34,014
Diluted	35,657	35,201

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended
	March 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,251	$277
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,858	2,880
Amortization of premiums on investments	381	381
Provision for uncollectible accounts	259	213
Excess tax benefit from stock-based awards	(2,175)	—
Deferred income tax	136	152
Increase in fair value of contingent consideration	114	304
Stock-based compensation expense	4,005	2,784
(Gain) loss on interest rate derivative contract	(65)	60
Changes in operating assets and liabilities:
Accounts receivable	(6,103)	(1,122)
Prepaid expenses and other current assets	542	(1,808)
Other long-term assets	79	(153)
Accounts payable	2,124	(392)
Accrued expenses	(4,802)	(4,121)
Deferred revenue	2,731	1,964
Deferred rent	(352)	(300)

Net cash provided by operating activities	3,983	1,119

CASH FLOWS FROM INVESTING ACTIVITIES:
Capitalized software development costs	(1,469)	(703)
Purchases of property and equipment	(2,067)	(6,836)
Proceeds from sales or disposals of property and equipment	—	362
Proceeds from sales and maturities of investments	54,054	20,750
Purchases of short-term and long-term investments	(48,766)	(27,691)
Decrease in restricted cash	2,887	332

Net cash provided by (used in) investing activities	4,639	(13,786)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under stock plans	2,125	3,269
Excess tax benefit from stock-based awards	2,175	—
Payment of contingent consideration accrued at acquisition date	(2,558)	—
Payments on long-term debt and capital lease obligations	(793)	(887)

Net cash provided by financing activities	949	2,382

Effects of exchange rate changes on cash and cash equivalents	67	13

Net increase (decrease) in cash and cash equivalents	9,638	(10,272)
Cash and cash equivalents at beginning of period	35,944	30,526

Cash and cash equivalents at end of period	$45,582	$20,254

Supplemental disclosures of non-cash items — Property and equipment recorded in accounts payable and accrued expenses	$179	$229

Supplemental disclosures — Cash paid for interest	$177	$117

Supplemental disclosures — Cash paid for taxes	$241	$983

Property and equipment acquired under capital leases	$—	$362

athenahealth, Inc.
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)
Set forth below is a breakout of stock-based compensation expense for the three months ended March 31, 2011 and 2010:

	Three months ended March 31,
	2011	2010
Stock-based compensation expense charged to:
Direct operating	$605	$468
Selling and marketing	923	690
Research and development	530	324
General and administrative	1,947	1,302

Total stock-based compensation expense	$4,005	$2,784

athenahealth, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP MEASURES
(Unaudited, in thousands, except per share amounts)
The following is a reconciliation of the non-GAAP financial measures used by the Company to describe the Company’s financial results determined in accordance with United States generally accepted accounting principles (GAAP). An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures”.
While management believes that these non-GAAP financial measures provide useful supplemental information to investors regarding the underlying performance of the Company’s business operations, investors are reminded to consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, it should be noted that these non-GAAP financial measures may be different from non-GAAP measures used by other companies, and management may utilize other measures to illustrate performance in the future. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP.

Non-GAAP Adjusted Gross Margin
Set forth below is a presentation of the Company’s “Non-GAAP Adjusted Gross Profit” and “Non-GAAP Adjusted Gross Margin,” which represents Non-GAAP Adjusted Gross Profit as a percentage of total revenue.

	Three Months Ended
	March 31,
(unaudited, in thousands)	2011	2010
Total revenue	$69,930	$54,477
Direct operating expense	27,270	23,519

Total revenue less direct operating expense	42,660	30,958
Add: Stock-based compensation expense allocated to direct operating expense	605	468
Add: Amortization of purchased intangibles	460	460

Non-GAAP Adjusted Gross Profit	$43,725	$31,886

Non-GAAP Adjusted Gross Margin	62.5%	58.5%
Non-GAAP Adjusted EBITDA Margin
Set forth below is a reconciliation of the Company’s “Non-GAAP Adjusted EBITDA” and “Non-GAAP Adjusted EBITDA Margin,” which represents Non-GAAP Adjusted EBITDA as a percentage of total revenue.

	Three Months Ended
	March 31,
(unaudited, in thousands)	2011	2010
Total revenue	$69,930	$54,477

GAAP net income	3,251	277
Add: Provision for income taxes	2,305	281
Add: Total other (income) expense	(33)	169
Add: Stock-based compensation expense	4,005	2,784
Add: Depreciation and amortization	3,398	2,420
Add: Amortization of purchased intangibles	460	460

Non-GAAP Adjusted EBITDA	$13,386	$6,391

Non-GAAP Adjusted EBITDA Margin	19.1%	11.7%

Non-GAAP Adjusted Operating Income
Set forth below is a reconciliation of the Company’s “Non-GAAP Adjusted Operating Income” and “Non-GAAP Adjusted Operating Income Margin.” Non-GAAP Adjusted Operating Income Margin represents Non-GAAP Adjusted Operating Income as a percentage of total revenue.

	Three Months Ended
	March 31,
(unaudited, in thousands)	2011	2010
Total revenue	$69,930	$54,477

GAAP net income	3,251	277
Add: Provision for income taxes	2,305	281
Add : Total other (income) expense	(33)	169
Add: Stock-based compensation expense	4,005	2,784
Add: Amortization of purchased intangibles	460	460

Non-GAAP Adjusted Operating Income	$9,988	$3,971

Non-GAAP Adjusted Operating Income Margin	14.3%	7.3%
Non-GAAP Adjusted Net Income
Set forth below is a reconciliation of the Company’s “Non-GAAP Adjusted Net Income” and “Non-GAAP Adjusted Net Income per Diluted Share.”

	Three Months Ended
	March 31,
(unaudited, in thousands except per share amounts)	2011	2010
GAAP net income	$3,251	$277
Add: (Gain) loss on interest rate derivative contract	(65)	60
Add: Stock-based compensation expense	4,005	2,784
Add: Amortization of purchased intangibles	460	460

Sub-total of tax deductible items	4,400	3,304
(Less): Tax impact of tax deductible items (1)	(1,760)	(1,322)

Non-GAAP Adjusted Net Income	$5,891	$2,259

Weighted average shares — diluted	35,657	35,201

Non-GAAP Adjusted Net Income per Diluted Share	$0.17	$0.06

(1)	- Tax impact calculated using federal statutory tax rate of 34% and a blended state tax rate of 6%

	Three Months Ended
	March 31,
(unaudited, in thousands except per share amounts)	2011	2010
GAAP net income per share — diluted	$0.09	$0.01
Add: (Gain) loss on interest rate derivative contract	—	—
Add: Stock-based compensation expense	0.12	0.08
Add: Amortization of purchased intangibles	0.01	0.01

Sub-total of tax deductible items	0.13	0.09

(Less): Tax impact of tax deductible items (1)	(0.05)	(0.04)

Non-GAAP Adjusted Net Income per Diluted Share	$0.17	$0.06

Weighted average shares — diluted	35,657	35,201

(1)	- Tax impact calculated using federal statutory tax rate of 34% and a blended state tax rate of 6%
Explanation of Non-GAAP Financial Measures
The Company reports its financial results in accordance with United States generally accepted accounting principles, or GAAP. However, management believes that in order to properly understand the Company’s short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. Management also uses results of operations before such items to evaluate the operating performance of the Company and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in the Company’s ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of the Company’s ongoing business with prior periods more difficult, obscure trends in ongoing operations, or reduce management’s ability to make useful forecasts. Management believes that these non-GAAP financial measures provide additional means of evaluating period-over-period operating performance. In addition, management understands that some investors and financial analysts find this information helpful in analyzing the Company’s financial and operational performance and comparing this performance to its peers and competitors.
Management defines “Non-GAAP Adjusted Gross Profit” as total revenue, less direct operating expense, plus stock-based compensation expense allocated to direct operating expense and amortization of purchased intangibles, and “Non-GAAP Adjusted Gross Margin” as Non-GAAP Adjusted Gross Profit as a percentage of total revenue. Management considers these non-GAAP financial measures to be important indicators of the Company’s operational strength and performance of its business and a good measure of its historical operating trends. Moreover, management believes that these measures enable investors and financial analysts to closely monitor and understand changes in the Company’s ability to generate income from ongoing business operations.

Management defines “Non-GAAP Adjusted EBITDA” as the sum of GAAP net income before provision for income taxes, acquisition-related expenses, total other (income) expense, stock-based compensation expense, depreciation and amortization, and amortization of purchased intangibles and “Non-GAAP Adjusted EBITDA Margin” as Non-GAAP Adjusted EBITDA as a percentage of total revenue. Management defines “Non-GAAP Adjusted Operating Income” as the sum of GAAP net income before provision for income taxes, amortization of purchased intangibles, acquisition-related expenses, total other (income) expense, stock-based compensation expense, and “Non-GAAP Adjusted Operating Income Margin” as Non-GAAP Adjusted Operating Income as a percentage of total revenue. Management defines “Non-GAAP Adjusted Net Income” as the sum of GAAP net income before (gain) loss on interest rate derivative contract, stock-based compensation expense, amortization of purchased intangibles, acquisition-related expenses, and any tax impact related to these items, and “Non-GAAP Adjusted Net Income per Diluted Share” as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management considers these non-GAAP financial measures to be important indicators of the Company’s operational strength and performance of its business and a good measure of its historical operating trends, in particular the extent to which ongoing operations impact the Company’s overall financial performance.
Management excludes each of the items identified below from the applicable non-GAAP financial measure referenced above for the reasons set forth with respect to that excluded item:
•	Stock-based compensation expense — excluded because these are non-cash expenses that management does not consider part of ongoing operating results when assessing the performance of the Company’s business, and also because the total amount of expense is partially outside of the Company’s control because it is based on factors such as stock price volatility and interest rates, which may be unrelated to our performance during the period in which the expense is incurred.

•	Acquisition-related expenses and amortization of purchased intangibles — acquisition-related expenses are reported at the time acquisition costs are incurred, and purchased intangibles are amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition. Accordingly, these items are not considered by management in making operating decisions, and management believes that such expenses do not have a direct correlation to future business operations. Thus, including such charges does not accurately reflect the performance of the Company’s ongoing operations for the period in which such charges are incurred.

•	Gains and losses on interest rate derivative contract — excluded because until they are realized, to the extent these gains or losses impact a period presented, management does not believe that they reflect the underlying performance of ongoing business operations for such period.